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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
BioMed Property Trust, Inc.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts", "Summary Selected Financial Data" and "Selected Financial Data" in the prospectus.


                                             /s/ KPMG LLP


San Diego, California
May 3, 2004